UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2007
Arbitron Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-1969	52-0278528

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

142 West 57th Street, New York, New York	10019-3300

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-887-1300
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Arbitron Inc. (the “Company”) is scheduled to present at the C.L. King Best Ideas Conference to be held at the Omni Berkshire Place Hotel in New York City, New York, on Tuesday, September 18, 2007 and Wednesday, September 19, 2007. A copy of the slide show presentation to be made at the conference is attached hereto as Exhibit 99.1.
     Steve Morris, the Company’s chairman, president and chief executive officer, and Sean Creamer, the Company’s chief financial officer, will provide an overview of the Company’s business and financial highlights on September 18th at 10:00 a.m. ET.
     This event will be available as a live, listen-only webcast. To access the live webcast of the event, visit the Company’s website at www.arbitron.com and click on ‘investors.’ The presentation will also be archived for 90 days in the investor relations section of the Company’s website: www.arbitron.com.
     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits.
99.1	Slides from presentation by management to investors at C.L. King Best Ideas Conference on September 18, 2007
     Forward-Looking Statements
     This Form 8-K (including Exhibit 99.1) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Arbitron Inc. and its subsidiaries (“we,” “our,” “Arbitron” or the “Company”) in this document that are not historical in nature, particularly those that utilize terminology such as “may,” “will,” “should,” “likely,” “expects,” “anticipates,” “estimates,” “believes,” or “plans” or comparable terminology, are forward-looking statements based on current expectations about future events, which Arbitron has derived from information currently available to it. These forward-looking statements involve known and unknown risks and uncertainties that may cause our results to be materially different from results implied in such forward-looking statements. These risks and uncertainties include, in no particular order, whether we will be able to:
•	successfully implement the rollout of our Portable People MeterTM service;

•	renew contracts with large customers as they expire;

•	successfully execute our business strategies, including entering into potential acquisition, joint-venture or other material third-party agreements;

•	effectively manage the impact of any further ownership shifts in the radio and advertising agency industries;

•	respond to rapidly changing technological needs of our customer base, including creating new proprietary software systems and new customer products and services that meet these needs in a timely manner;

•	successfully manage the impact on our business of any economic downturn generally and in the advertising market in particular;

•	successfully manage the impact on costs of data collection due to lower respondent cooperation in surveys, privacy concerns, consumer trends, technology changes and/or government regulations;

•	successfully develop and implement technology solutions to measure multi-media and advertising in an increasingly competitive environment; and

•	successfully obtain and/or maintain Media Rating Council® accreditation for our audience measurement services.
     Additional important factors known to Arbitron that could cause actual results to differ materially from our forward-looking statements are identified and discussed from time to time in Arbitron’s filings with the Securities and Exchange Commission, including in particular the risk factors discussed under the caption “ITEM 1A. RISK FACTORS” in Arbitron’s Annual Report on Form 10-K for the year ended December 31, 2006.
     The forward-looking statements contained in this document speak only as of the date hereof, and Arbitron undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBITRON INC.
Date: September 18, 2007	By:	/s/ Timothy T. Smith
Timothy T. Smith
Executive Vice President & Chief Legal Officer, Legal & Business Affairs

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides from presentation by management to investors at C.L. King Best Ideas Conference on September 18, 2007